AA 3397                                                        Page 1 of 5

Principal
  Financial
  Group
  Logo

                                                  Principal Variable
Mailing Address:            Principal Life        Universal Life Accumulator II
Des Moines, IA 50392-0001   Insurance Company     Supplemental Application


--------------------------------------------------------------------------------
1.  Print full name of Proposed Insured(1)                        Policy Number

    ----------------------------------------------------------------------------
     Print full name of Proposed Insured (2)

    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.    Complete the sections for:                                                         Required Sections      Optional Sections
                                                                                         -----------------      -----------------
      A.  New Business...............................................................      1, 4, 5, & 8               3 & 6
      B.  Adjustments to Existing Business...........................................        1, 4 & 8                 3, 5 & 6
      C.  Term Conversions...........................................................      1, 4, 5, & 8               3 & 6
      D.  Adding/Changing Scheduled Tranfers or Automatic Portfolio Rebalancing......        1, 6, & 8                (N/A)

--------------------------------------------------------------------------------

Note: Section 9 must be completed when sold by a Registered Representative of a Broker/Dealer other than Princor Financial Services Corporation. A selling agreement between the Broker/Dealer and Princor Financial Services Corporation must be in place.


--------------------------------------------------------------------------------
3.   Telephone and Internet Authorization:

     I (We) want telephone  transaction services as described in the prospectus.
     ..........................................................     __Yes  __No


     I (We) want Internet transaction services for the sales representative as described in the prospectus. Internet instructions received from the sales
     representative will be binding on all policy owners*......    __Yes  __ No

     * The policy owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.

     If these boxes are not checked, telephone and Internet services are not available. Telephone or Internet instructions received from any joint policy owner will be binding on all owners.


--------------------------------------------------------------------------------
4.    Electronic Prospectus Authorization:

      I (We) want electronic delivery of the prospectuses and prospectus supplements in lieu of paper versions. I (We) understand that this
      consent is effective until I (We) revoke it.............      __Yes  __ No

-------------------------------------------------------------------------------
5.   Allocation Percentages for:

     Premiums Premiums include the initial payment and all planned periodic premiums. The Net Premium is the premium paid less the Premium Expense Charge. Net Premiums received by the Company will be allocated to the Money Market Division for 20 days from the Effective Date. On the 21st day, the Policy Value will be reallocated to the Divisions, Fixed Account, and/or Fixed DCA Account according to the allocation percentages you choose.


     Monthly Policy Charge The Monthly Policy Charge includes the cost of insurance, the cost of additional benefits provided by any rider, the current monthly administration charge and the asset based charge. This amount is withdrawn from the Divisions, Fixed Account, and/or Fixed DCA Account according to the allocation percentages you choose.


     NOTE: IF THE MONTHLY POLICY CHARGE SECTION IS NOT COMPLETED, THE MONTHLY POLICY CHARGE WILL BE ALLOCATED IN THE SAME MANNER AS PREMIUMS.


      PREMIUMS                                                         MONTHLY POLICY CHARGE
      (Whole numbers only.)                                            (Whole numbers only.)
                                                                       Check    ___ Allocated in the same manner as premiums
                                                                       One      ___ Prorated based on balances of the owner's
                                                                                    Investment Accounts
                                                                                ___ As below

      Fixed Account                                         ----- %    Fixed Account                                         ----- %
      Fixed DCA Account*                                    ----- %    Fixed DCA Account*                                    ----- %
      AIM V.I. Core Equity                                  ----- %    AIM V.I. Core Equity                                  ----- %
      AIM V.I. Growth                                       ----- %    AIM V.I. Growth                                       ----- %
      AIM V.I. Premier Equity                               ----- %    AIM V.I. Premier Equity                               ----- %
      American Century VP Income & Growth                   ----- %    American Century VP Income & Growth                   ----- %
      American Century VP Ultra                             ----- %    American Century VP Ultra                             ----- %
      American Century VP Value                             ----- %    American Century VP Value                             ----- %
      Asset Allocation                                      ----- %    Asset Allocation                                      ----- %
      Balanced                                              ----- %    Balanced                                              ----- %
      Bond                                                  ----- %    Bond                                                  ----- %
      Capital Value                                         ----- %    Capital Value                                         ----- %
      Dreyfus Investment Fund Small Cap Portfolio           ----- %    Dreyfus Investment Fund Small Cap Portfolio           ----- %
      Equity Growth                                         ----- %    Equity Growth                                         ----- %
      Fidelity VIP ContraFund                               ----- %    Fidelity VIP ContraFund                               ----- %
      Fidelity VIP Equity-Income                            ----- %    Fidelity VIP Equity-Income                            ----- %
      Fidelity VIP Growth                                   ----- %    Fidelity VIP Growth                                   ----- %
      Fidelity VIP High Income                              ----- %    Fidelity VIP High Income                              ----- %
      Fidelity VIP MidCap                                   ----- %    Fidelity VIP MidCap                                   ----- %
      Government Securities                                 ----- %    Government Securities                                 ----- %
      Growth                                                ----- %    Growth                                                ----- %
      International                                         ----- %    International                                         ----- %
      International Emerging Markets                        ----- %    International Emerging Markets                        ----- %
      International SmallCap                                ----- %    International SmallCap                                ----- %
      INVESCO VIF-Health Sciences                           ----- %    INVESCO VIF-Health Sciences                           ----- %
      LargeCap Blend                                        ----- %    LargeCap Blend                                        ----- %
      LargeCap Growth Equity                                ----- %    LargeCap Growth Equity                                ----- %
      LargeCap Stock Index                                  ----- %    LargeCap Stock Index                                  ----- %
      LargeCap Value                                        ----- %    LargeCap Value                                        ----- %
      MFS(R) VIT New Discovery                              ----- %    MFS(R) VIT New Discovery                              ----- %
      MidCap                                                ----- %    MidCap                                                ----- %
      MidCap Growth                                         ----- %    MidCap Growth                                         ----- %
      MidCap Value                                          ----- %    MidCap Value                                          ----- %
      Money Market                                          ----- %    Money Market                                          ----- %
      Real Estate                                           ----- %    Real Estate                                           ----- %
      SmallCap                                              ----- %    SmallCap                                              ----- %
      SmallCap Growth                                       ----- %    SmallCap Growth                                       ----- %
      SmallCap Value                                        ----- %    SmallCap Value                                        ----- %
      Utilities                                             ----- %    Utilities                                             ----- %
      Wells Fargo VT Asset Allocation                       ----- %    Wells Fargo VT Asset Allocation                       ----- %
      Wells Fargo VT Equity Income                          ----- %    Wells Fargo VT Equity Income                          ----- %
      Wells Fargo VT Large Company Growth                   ----- %    Wells Fargo VT Large Company Growth                   ----- %
                                                   Total    100   %                                                 Total    100   %

If allocated to the Fixed Account and you are not requesting Scheduled Transfers, please explain:

--------------------------------------------------------------------------------

*Must allocate a minimum of $1000 to a Fixed DCA Account and complete the Fixed DCA Account Allocation section on next page.

Fixed DCA Account Allocation

Net Premiums allocated to the Fixed DCA Account earn interest at rates we determine. Interest rates on the Fixed DCA Account will likely be higher than interest rates on the Fixed Account. Funds must be transferred out of the Fixed DCA Account on a monthly basis over a 6-month or 12-month period.

Only 1 Fixed DCA Account can be in effect and must be chosen at issue.

DCA Duration -      ___6 Month    ___12 Month

      Division Account Options: (Whole Percentages Only)
      Transfer from Fixed DCA Account to:
      AIM V.I. Core Equity                                  ----- %    International Emerging Markets                        ----- %
      AIM V.I. Growth                                       ----- %    International SmallCap                                ----- %
      AIM V.I. Premier Equity                               ----- %    INVESCO VIF-Health Sciences                           ----- %
      American Century VP Income & Growth                   ----- %    LargeCap Blend                                        ----- %
      American Century VP Ultra                             ----- %    LargeCap Growth Equity                                ----- %
      American Century VP Value                             ----- %    LargeCap Stock Index                                  ----- %
      Asset Allocation                                      ----- %    LargeCap Value                                        ----- %
      Balanced                                              ----- %    MFS(R) VIT New Discovery                              ----- %
      Bond                                                  ----- %    MidCap                                                ----- %
      Capital Value                                         ----- %    MidCap Growth                                         ----- %
      Dreyfus Investment Fund Small Cap Portfolio           ----- %    MidCap Value                                          ----- %
      Equity Growth                                         ----- %    Money Market                                          ----- %
      Fidelity VIP ContraFund                               ----- %    Real Estate                                           ----- %
      Fidelity VIP Equity-Income                            ----- %    SmallCap                                              ----- %
      Fidelity VIP Growth                                   ----- %    SmallCap Growth                                       ----- %
      Fidelity VIP High Income                              ----- %    SmallCap Value                                        ----- %
      Fidelity VIP MidCap                                   ----- %    Utilities                                             ----- %
      Fixed Account                                         ----- %    Wells Fargo VT Asset Allocation                       ----- %
      Government Securities                                 ----- %    Wells Fargo VT Equity Income                          ----- %
      Growth                                                ----- %    Wells Fargo VT Large Company Growth                   ----- %
      International                                         ----- %                                   Total must be eqaul to 100%

Allocation Percentages under the Fixed DCA Account will move to the Money Market Division for any premiums or Monthly Policy Charges effective after the DCA Duration.

--------------------------------------------------------------------------------

6. Scheduled Transfer Options: (You may choose Scheduled Transfers (Dollar Cost Averaging) or Automatic Portfolio Rebalancing.)

      ___ Scheduled Trasfers - Allows for transfer of money between Divisions and/or Fixed Account on a scheduled basis. This program is not available for the Fixed DCA Account. There must be a minimum of $2,500 in a division/account to initiate scheduled transfers from it.

          Frequency:  ___ Monthly  ___ Quarterly  ___ Semiannually  ___ Annually
                                   Initial Transfer Date      /       /
                                                        -----  ------  -------
                                                         M       D       YR
                                    (not available on 29, 30, or 31st of month)
----------------------------------------------------------------------------


                             Transfer Out (-)                                             Transfer In (+)

               Division/Account         Amount       Percent                  Division/Account           Amount       Percent

            1.                      $                          %           1.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            2.                      $                          %           2.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            3.                      $                          %           3.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            4.                      $                          %           4.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            5.                      $                          %           5.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            6.                      $                          %           6.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------

            Note: Scheduled Transfers will begin on the first Monthly Date following receipt of this form, unless another date is requested above.


       __ Automatic Portfolio Rebalancing - This feature allows for maintaining the investment allocation that was originally established. It allows for rebalancing annually, semiannually or quarterly. (Rebalancing not available for the Fixed Account. If a Fixed DCA Account is selected, Automatic Portfolio Rebalancing is not available until the end of the DCA Duration.)

          Also, you may elect to rebalance upon request if you contact the Home Office.

          Frequency: Select one from each Category A and B:

     A. __ Quarterly __ Semiannually  __ Annually  __ Fiscal Quarter
     B. __ Based on Contract Date  __ Specified future date    /   /
                                                            --- --  ---
                                                             M  D    YR
                                   (not available on 29, 30, or 31st of month)

      Division Account Options: (Whole Percentages Only)
      Rebalance my contract in the following way:
      AIM V.I. Core Equity                                  ----- %    International Emerging Markets                        ----- %
      AIM V.I. Growth                                       ----- %    International SmallCap                                ----- %
      AIM V.I. Premier Equity                               ----- %    INVESCO VIF-Health Sciences                           ----- %
      American Century VP Income & Growth                   ----- %    LargeCap Blend                                        ----- %
      American Century VP Ultra                             ----- %    LargeCap Growth Equity                                ----- %
      American Century VP Value                             ----- %    LargeCap Stock Index                                  ----- %
      Asset Allocation                                      ----- %    LargeCap Value                                        ----- %
      Balanced                                              ----- %    MFS(R) VIT New Discovery                              ----- %
      Bond                                                  ----- %    MidCap                                                ----- %
      Capital Value                                         ----- %    MidCap Growth                                         ----- %
      Dreyfus Investment Fund Small Cap Portfolio           ----- %    MidCap Value                                          ----- %
      Equity Growth                                         ----- %    Money Market                                          ----- %
      Fidelity VIP ContraFund                               ----- %    Real Estate                                           ----- %
      Fidelity VIP Equity-Income                            ----- %    SmallCap                                              ----- %
      Fidelity VIP Growth                                   ----- %    SmallCap Growth                                       ----- %
      Fidelity VIP High Income                              ----- %    SmallCap Value                                        ----- %
      Fidelity VIP MidCap                                   ----- %    Utilities                                             ----- %
      Government Securities                                 ----- %    Wells Fargo VT Asset Allocation                       ----- %
      Growth                                                ----- %    Wells Fargo VT Equity Income                          ----- %
      International                                         ----- %    Wells Fargo VT Large Company Growth                   ----- %
                                                                                                      Total must be eqaul to 100%

--------------------------------------------------------------------------------
7.   Fraud Notices:

     Arkansas: Any person who knowingly and with intent to defraud any insurance company or other person submits a statement of claim or any application form containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime. Such actions may be considered felonies and subject to criminal and civil penalties, including imprisonment and fines. In New York, civil penalties cannot exceed five thousand dollars and the stated value of the claim for each such violation.

     Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     District of Columbia/Tennessee: WARNING: IT IS A CRIME TO PROVIDE FALSE, MISLEADING, OR INCOMPLETE INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES AND DENIAL OF INSURANCE BENEFITS.

     Kentucky/Maine: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

     Louisiana: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

--------------------------------------------------------------------------------
8.    Signature

      I have read this application and have had the opportunity to read the prospectuses. I authorize the instructions in this application. I have been given the opportunity to ask questions regarding this policy, and they have been answered to my satisfaction. I understand the investment objectives of the Divisions, Fixed Account and/or Fixed DCA Account for which I am applying and believe they fit with my investment objective(s). All of the statements in this application are true and complete to the best of my knowledge and are the basis of any life insurance issued.

     CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.


      ---------------------------------------------------------------    ----------------------------------------------------------
                          Signature of Owner (1)                                           Signautre of Owner (2)
         If a Corporation, Trust, Entity, etc., authorized person
                       (indicate title) must sign

      To be completed by the Registered Representative:

      Signed at                                                          Signature
                ----------------------------------------------------               -------------------------------------------------
                       City             State            Date

--------------------------------------------------------------------------------
9.   To Be Completed by Selling Firm
--------------------------------------------------------------------------------
Dealer's Name                                                     Telephone
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Reviewed by                                                           Date
Registered Principal:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MM 1791-3                                                     Page 1 of 2

Princor
  Financial
  Services
  Corporation
  Logo
                                                            Variable Products
 Principal Financial Group       Princor Financial          Broker/Dealer
 Des Moines, IA 50392-2080       Services Corporation       Account Form

Owner Information
--------------------------------------------------------------------------------

Primary Owner Name (First, MI, Last)       Date of Birth           Soc. Sec. No. or Fed. Tax
                                           (MM/DD/YYYY)            I.D. No.

-------------------------------------------------------------------------------
Joint Owner Name (First, MI, Last)         Date of Birth           Soc. Sec. No. or Fed. Tax
                                           (MM/DD/YYYY)            I.D. No.

--------------------------------------------------------------------------------

Street Address                                                   E-Mail Address

--------------------------------------------------------------------------------
City                                        State     Zip            Home Phone
                                                              (   )
--------------------------------------------------------------------------------
State of Primary Residence         Is Registered Representative registered in
                                     client's resident state?
                                                                  __ Yes  __ No
--------------------------------------------------------------------------------
Your Citizenship is:                                Country
 __U.S. __ Resident Alien (1078) __ Non-Resident Alien (W-8)- Indicate
--------------------------------------------------------------------------------
Retired           Name of Employer                      Nature of Business
                  (If Retired, List Prior
                  Occupation and  Employer)
__ Yes __ No
-------------------------------------------------------------------------------
Employer's Street Address          Occupation          Years with Present
                                                       Employer or in Retirement
--------------------------------------------------------------------------------
City                                     State     Zip      Business Phone
                                                            (   )
--------------------------------------------------------------------------------

Owner(s) Suitability Information (used to help confirm that transactions are consistent with your goals)
--------------------------------------------------------------------------------

Primary Investment Objective*                               Secondary Investment           Risk Exposure*
                                                            Objective*
                                                            (check only one)

__Variable Life - Death Benefit  __Variable Annuity - Long  __Income __Long-term growth    __Low  __Moderate __High
                                   Term/Retirement

-------------------------------------------------------------------------------

Marital    Years of        Number of    Fed. Tax   Estimated Annual    Liquid Net Worth*           Other Investments and
Status     Investment      Dependents   Bracket*   Income              (Do Not Include Primary     Savings*
           Experience*                                                 Residence)

                                                %   $                   $                            $
-------------------------------------------------------------------------------------------------------------------------------

*Corporate/Trust Applicants must complete for suitability review.


Source of Funds To Be Invested
-------------------------------------------------------------------------------

__Current Income    __Personal Savings      __CD/Money Market Fund   __Mutual Fund Liquidation*
__Qualified Plan    __Insurance Proceeds    __IRA Rollover*          __Transfer from an Annuity Contract*
   Distribution        (Surrender/Loan)*                             __Other_____________________________

   *Please complete the Variable Contract Switch Disclosure below.

Variable Contract Switch Disclosure
--------------------------------------------------------------------------------
I understand that it is Princor's policy not to recommend one financial product be replaced with another unless a person's investment or personal objectives can be served better by such switching/replacing. I understand that I may incur a front-end sales charge, contingent deferred sales charge, or surrender charges. I understand I may incur income taxes due to this transaction. If my original investment was in a family of funds or a variable contract, I realize that I might be able to exchange to a fund or separate account within the family or contract without incurring a sales charge.
I made my original purchase approximately _____ year(s) ago.

__I am making this exchange because: __Lower Cost Structure __Need for Death Benefit  __Need for Tax-Deferral
                                     __Other_________________________________________________________________
                                                                                      _______(Please initial)

Complete this section only for Non-Principal Variable Annuity Applications
--------------------------------------------------------------------------------
As a result of your purchase of this product, will you be receiving a purchase
payment credit or bonus to your variable annuity account?  ___Yes          ___No
If answered yes: I have received information on my purchase options with cost comparisons of each and I understand that, by selecting this option, my account
might be subject to additional charges.           _____________ (Please initial)

Financial Institution Disclosure (applicable when Representatives working with clients in a bank affiliation)
--------------------------------------------------------------------------------
I understand that the investment product that I have purchased is offered through a Registered Broker Dealer. My Registered Representative has disclosed to me, orally and in writing, that the securities products purchased or sold are:
o    Not insured by the Federal Deposit Insurance Corporation [FDIC];
o Not deposits or other obligations of the financial institution and are not guaranteed by the financial institution;
o Not required to be purchased as a condition of receiving credit approval from the financial institution; and
o    Subject to investment risks, including possible loss of principal invested.

Signature
--------------------------------------------------------------------------------
Sign below exactly as your name appears on this form. For joint registration, all owners must sign.

I acknowledge that I have received and have had the opportunity to review an appropriate and current prospectus. I understand that my registered representative may change broker dealer affiliations at some time in the future. I acknowledge and agree that Princor Financial Services Corporation may transfer my account(s) to such a new broker dealer upon request by the registered representative without prior notification to me.

Please note that the Customer Agreement contains a pre-dispute arbitration agreement which is set forth in paragraphs 8 and 9 of the enclosed Customer agreement. I acknowledge receiving a copy of this agreement.


----------------------------------------------------------------------------------------------------------------------------------
Owner's Signature                                                                                    Date (MM/DD/YYYY)


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Joint Owner's Signature                                                                              Date (MM/DD/YYYY)



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Printed Name            Registered Representative's Signature              RR Detail Code & Percent



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Registered Representative Printed Name            Registered Representative's Signature              RR Detail Code & Percent



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Registered Principal's Approval and Acceptance                                                       Date of Approval
                                                                                                     (MM/DD/YYYY)

----------------------------------------------------------------------------------------------------------------------------------

MM 1791-2                                                     Page 2 of 2

Customer Agreement - This Customer Agreement is between the Account Owner(s) (referred to as I) and Princor Financial Services Corporation (referred to as
You).
-------------------------------------------------------------------------------

1.   Successors
     This agreement and its provisions shall be continuous, and shall be for the benefit of your present organization, and any successor organization or assigns, and shall be binding upon me and/or the estate, executors, administrators and assigns.

2.   Age
     If an individual, I represent that I am of legal age.

3.   Orders and Statements
     Reports of the execution of orders and statements of the contract shall be conclusive if not objected to in writing. The former within two days and the latter within ten days, after forwarding to me by mail or otherwise.

4.   Force Majeure
     You shall not be liable for loss or delay caused directly or indirectly by war, natural disasters, government restrictions, exchange or market rulings or other conditions beyond your control.

5.   Joint Owners
     This contract is owned jointly, unless you are notified otherwise and the required documentation is provided, the contract(s) shall be held jointly with right of survivorship (payable to either, or the survivor). Each joint owner irrevocably appoints the other as attorney-in-fact to take all action on their behalf and to represent them in all respects in connection with this Agreement. You shall be fully protected in acting but shall not be required to act upon the instructions of either joint owner. Each shall be liable, jointly and individually, for any amounts due to you pursuant to
     this   Agreement,   whether   incurred  by  either  or  both.

6.   Address
     Communications may be sent to me at the address which is on file at your office, or at such other address as may hereafter be given to you in writing. All communications so sent, whether by mail, telegraph, messenger or otherwise, shall be deemed given to me personally, whether actually received or not.

7.   Recording Conversations
     I   understand   and  agree  that  for  our  mutual   protection   you  may
     electronically record any of our telephone conversations.

8.   ARBITRATION DISCLOSURES
     *    ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
     * THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL.
     * PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.
     * THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT OR APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.
     * THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

9.   AGREEMENT TO ARBITRATE CONTROVERSIES

     IT IS AGREED THAT ANY CONTROVERSY BETWEEN US ARISING OUT OF YOUR BUSINESS OR THIS AGREEMENT, SHALL BE SUBMITTED TO ARBITRATION CONDUCTED BEFORE THE NATIONAL ASSOCIATION OF SECURITIES DEALERS INC. AND IN ACCORDANCE WITH ITS RULES. ARBITRATION MUST BE COMMENCED BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR ARBITRATION OR A WRITTEN NOTICE OF INTENTION TO ARBITRATE.

     NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS ACTION WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIM ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL; (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS ACTION IS DECERTIFIED; OR
     (III) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.


Securities are offered through Princor Financial Services Corporation, a company of the Principal Financial Group(R), 711 High Street, Des Moines, Iowa 50392. Princor Financial Services Corporation member SIPC. 800-247-4123